UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2024

ONEMEDNET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40386	86-2076743
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6385 Old Shady Oak Road, Suite 250

Eden Prairie, MN 55344

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 800-918-7189

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	ONMD	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ONMDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

OneMedNet Corporation (the “Company”) received written notice (the “Nasdaq Notice”), dated March 26, 2024, from the Nasdaq Stock Market (“Nasdaq”) indicating that, based upon the closing bid price for the last 30 consecutive business days, the Company no longer meets the Listing Rules (the “Rules”) requirement that its listed securities maintain a minimum bid price of $1 per share. However, the Rules provide the Company a compliance period of 180 calendar days in which to regain compliance. If at any time during this 180 day period (expiring on September 23, 2024) the closing bid price of the Company’s security is at least $1 for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance and this matter will be closed.

In the event the Company does not regain compliance with the Rule, the Company may be eligible for additional time under Listing Rule 5810(c)(3)(A)(ii). The Company will be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards, with the exception of the bid price requirement, and will need to provide written notice of its intention to cure the deficiency during the second compliance period by effecting a reverse stock split if necessary.

The Nasdaq Notice received have no immediate effect on the Company’s continued listing on the Nasdaq Global Market or the trading of Company’s common stock, subject to the Company’s compliance with the other continued listing requirements. The Company is presently evaluating potential actions to regain compliance with all applicable requirements for continued listing on the Nasdaq Global Market. There can be no assurance that the Company will be successful in maintaining the listing of its common stock on the Nasdaq Global Market.

Except for the factual statements made herein, information contained in this report consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and assumptions that are difficult to predict. Words such as “will,” “may,” “intends,” “potential,” and similar expressions, or the use of future tense, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Such forward-looking statements are not guarantees of performance and actual actions or events could differ materially from those contained in such statements. For example, there can be no assurance that the Company will regain compliance with the Minimum MVLS Requirement during the relevant compliance period or in the future, or otherwise meet Nasdaq compliance standards thereafter. The forward-looking statements contained in this Current Report on Form 8-K (this “Report”) speak only as of the date of this Report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this Report, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEMEDNET CORPORATION

Date: March 26, 2024
	By:	/s/ Aaron Green
	Name:	Aaron Green
	Title:	Chief Executive Officer